         As filed with the Securities and Exchange Commission on August 18, 2000
                                                     Registration No. 333-______

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM S-8

                       REGISTRATION STATEMENT UNDER THE

                            SECURITIES ACT OF 1933

                               AUTOWEB.COM, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                                   77-0412737
       (State or Other Jurisdiction                      (I.R.S. Employer
     of Incorporation or Organization)                  Identification No.)

                                3270 Jay Street
                         Santa Clara, California 95054
         (Address of Principal Executive Offices, including Zip Code)

                          1999 Equity Incentive Plan
                       1999 Employee Stock Purchase Plan
                           (Full Title of the Plans)

                            Samuel M. Hedgpeth III
                     President and Chief Executive Officer
                               Autoweb.com, Inc.
                                3270 Jay Street
                         Santa Clara, California 95054
                                (408) 554-9552
           (Name, Address and Telephone Number of Agent For Service)

                                  Copies to:

                           Laird H. Simons III, Esq.
                            Dorothy L. Hines, Esq.
                              Fenwick & West LLP
                             Two Palo Alto Square
                              Palo Alto, CA 94306

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
                                                                  Proposed               Proposed
                                              Amount              Maximum                Maximum           Amount of
                                              to be          Offering Price Per     Aggregate Offering    Registration
 Title of Securities to be Registered       Registered             Share                  Price                Fee
-------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value           2,605,840(1)            $1.7969(2)         $4,682,433.90         $1,236.16(3)
-------------------------------------------------------------------------------------------------------------------------

(1) Represents 2,350,000 additional shares reserved for issuance and available for grant under the 1999 Equity Incentive Plan and 255,840 additional shares available for purchase under the 1999 Employee Stock Purchase Plan.
(2) Estimated as of August 16, 2000 pursuant to Rule 457(c) solely for the purpose of calculating the registration fee.
(3) Fee calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended. This amount equals .0264% of the proposed maximum aggregate offering price.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Pursuant to General Instruction E of Form S-8, this Registration Statement is being filed with the Securities and Exchange Commission (the "Commission") to include an additional 2,350,000 shares of the Registrant's Common Stock covered by the Registrant's 1999 Equity Incentive Plan, as amended through April 27, 2000 (the "Incentive Plan") and an additional 255,840 shares of the Registrant's Common Stock covered by the Registrant's 1999 Employee Stock Purchase Plan (the "Purchase Plan"). The contents of the Registrant's Registration Statement on Form S-8, Commission File No. 333-74907, previously filed with the Commission on March 23, 1999 with respect to the Incentive Plan and the Purchase Plan are incorporated herein by reference.

Item 3.  Incorporation of Documents by Reference.
------   ---------------------------------------

     The following documents filed with the Commission are incorporated herein by reference:

          (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999 filed on March 30, 2000 pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act), which Annual Report contains audited financial statements for the year ended December 31, 1999;

          (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 filed on May 15, 2000 pursuant to Section 13(a) of the Exchange Act;

          (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 filed on August 14, 2000 pursuant to Section 13(a) of the Exchange Act;

          (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed under
               Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description; and

          All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

Item 6.   Indemnification Of Directors And Officers And Limitation Of Liability.

     Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

     As permitted by Section 145 of the Delaware General Corporation Law, Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

          . for any breach of the director's duty of loyalty to Registrant or its stockholders,
          . for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
          . under Section 174 of the Delaware General Corporation Law (regarding unlawful dividends and stock purchases); and
          . for any transaction from which the director derived an improper personal benefit.

     As permitted by the Delaware General Corporation Law, Registrant's Bylaws provide that:

          .    Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation
               Law, subject to certain very limited exceptions;
          .    Registrant may indemnify its other employees and agents as set forth in the Delaware General Corporation Law;
          .    Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation
               Law, subject to certain very limited exceptions; and
          .    the rights conferred in the Bylaws are not exclusive.

     Registrant has entered into Indemnity Agreements with each of its current directors and officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in Registrant's Certificate of Incorporation and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of Registrant regarding which indemnification is sought, nor is Registrant aware of any threatened litigation that may result in claims for indemnification.

     Reference is also made to Section 7 of the Underwriting Agreement relating to Registrant's initial public offering, effected pursuant to a registration statement on Form S-1

(File No. 333-71177), which provides for the indemnification of officers, directors and controlling persons of Registrant against certain liabilities. The indemnification provision in Registrant's Certificate of Incorporation, Bylaws and the Indemnity Agreements entered into between Registrant and each of its directors and officers may be sufficiently broad to permit indemnification of Registrant's directors and officers for liabilities arising under the Securities Act.

     Registrant maintains directors' and officers' liability insurance which includes a rider for coverage of securities matters.

     See also the Item 9 undertakings incorporated by reference to Registrant's Registration Statement on Form S-8, Commission File No. 333-74907, previously filed with the Commission on March 23, 1999.

     Reference is made to the following documents regarding relevant indemnification provisions described above and elsewhere herein:

                                   Document
                                   --------

1. Form of Underwriting Agreement (incorporated by reference to Exhibit 1.01 to Registrant's registration statement on Form S-1, File No. 333-71177, declared effective March 22, 1999 (the "Form S-1")).

2.   Registrant's Certificate of Incorporation (incorporated by reference to
     Exhibit 3.01 to Registrant's Form S-1).

3. Registrant's Bylaws (incorporated by reference to Exhibit 3.02 to Registrant's Form S-1).

4. Amended and Restated Rights Agreement dated October 16, 1998 between Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.02 to Registrant's Form S-1).

5. Registration Rights Agreement dated as of September 8, 1999 by and between Autoweb.com, Inc. and The Gale Group, Inc. (incorporated by reference to
     Exhibit 4.01 to Registrant's Periodic Report on Form 8-K filed October 21,
     1999).

6. Form of Indemnity Agreement between Registrant and each of its directors and executive officers (incorporated by reference to Exhibit 10.01 to Registrant's Form S-1).

Item 8.           Exhibits.
------            --------


Exhibit                                Exhibit
Number                                 Title
------                                 -----
4.01 Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to Registrant's registration statement on Form S-1, File No. 333-71177, declared effective March 22, 1999 (the "Form S-1").

4.02 Registrant's Bylaws (incorporated by reference to Exhibit 3.02 to Registrant's Form S-1).

4.03 Registrant's Certificate of Retirement of Preferred Stock (incorporated by reference to Exhibit 3.03 to Registrant's Form S-1).

4.04 Registrant's Certificate of Designation of Preferred Stock (incorporated by reference to Exhibit 3.04 to Registrant's Form S-1).

4.05 Form of Specimen Certificate for Registrant's common stock (incorporated by reference to Exhibit 4.01 to Registrant's Form S-1).

4.06 Amended and Restated Rights Agreement dated October 16, 1998 between Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.02 to Registrant's Form S-1).

4.07 Registration Rights Agreement dated as of September 8, 1999 by and between Autoweb.com, Inc. and The Gale Group, Inc. (incorporated by reference to Exhibit 4.01 to Registrant's Periodic Report on Form 8-K filed October 21, 1999).

4.08      Registrant's 1999 Equity Incentive Plan, as amended through April 27,
          2000.

4.09 Registrant's 1999 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.23 to Registrant's Form S-1).

5.01      Opinion of Fenwick & West LLP.

23.01     Consent of Fenwick & West LLP (included in Exhibit 5.01).

23.02     Consent of PricewaterhouseCoopers LLP, independent accountants.

24.01     Power of Attorney (see page 7).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on this 17th day of August, 2000.

                                 AUTOWEB.COM, INC.


                                 By:  /s/ Samuel M. Hedgpeth III
                                      ------------------------------------
                                      Samuel M. Hedgpeth III
                                      President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Samuel M. Hedgpeth III and John Peters and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                     Title                        Date
                 ---------                                     -----                        ----
Principal Executive Officer:
                                              President, Chief Executive Officer and
/s/ Samuel M. Hedgpeth III                    Director                                 August 17, 2000
---------------------------------------
Samuel M. Hedgpeth III

Principal Financial Officer and
Principal Accounting Officer

/s/ John E. Peters                            Chief Financial Officer                  August 17, 2000
---------------------------------------
John E. Peters
Additional Directors

/s/ Dean A. DeBiase
---------------------------------------
Dean A. DeBiase                               Director                                 August 2, 2000


Additional Directors

                                              Director                                 August __, 2000
_______________________________________
Mark N. Diker

/s/ Jay C. Hoag                               Director                                 August 16, 2000
---------------------------------------
Jay C. Hoag

/s/ Mark R. Ross                              Director                                 August 2, 2000
---------------------------------------
Mark R. Ross

                                 Exhibit Index
                                 -------------

Exhibit                                   Exhibit
Number                                     Title
------                                     -----
4.01      Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to Registrant's registration statement on Form S-1,
          File No. 333-71177, declared effective March 22, 1999 (the "Form S-
          1")).

4.02      Registrant's Bylaws (incorporated by reference to Exhibit 3.02 to
          Registrant's Form S-1).

4.03      Registrant's Certificate of Retirement of Preferred Stock
          (incorporated by reference to Exhibit 3.03 to Registrant's Form S-1).

4.04      Registrant's Certificate of Designation of Preferred Stock
          (incorporated by reference to Exhibit 3.04 to Registrant's Form S-1).

4.05      Form of Specimen Certificate for Registrant's common stock
          (incorporated by reference to Exhibit 4.01 to Registrant's Form S-1).

4.06      Amended and Restated Rights Agreement dated October 16, 1998 between
          Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.02 to Registrant's Form S-1).

4.07 Registration Rights Agreement dated as of September 8, 1999 by and between Autoweb.com, Inc. and The Gale Group, Inc. (incorporated by reference to Exhibit 4.01 to Registrant's Periodic Report on Form 8-K filed October 21, 1999).

4.08      Registrant's 1999 Equity Incentive Plan, as amended through April 27,
          2000.

4.09 Registrant's 1999 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.23 to Registrant's Form S-1).

5.01      Opinion of Fenwick & West LLP.

23.01     Consent of Fenwick & West LLP (included in Exhibit 5.01).

23.02     Consent of PricewaterhouseCoopers LLP, independent accountants.

24.01     Power of Attorney (see page 7).